UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐

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BAY VIEW CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 24, 2003

Dear Stockholder:

      On behalf of the Board of Directors and management of Bay View Capital Corporation, I cordially invite you to attend our 2003 Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m., local time, on April 24, 2003 at our main offices, located at 1840 Gateway Drive, San Mateo, California 94404.

      At the meeting, stockholders will be asked to elect two directors and to act upon any other matter that properly comes before the meeting or any adjournment or postponement of the meeting.

      I encourage you to attend the meeting in person. Whether or not you attend, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

      Thank you for your attention to this important matter. I look forward to seeing those of you who can attend the annual meeting on April 24, 2003.

Sincerely,

Robert B. Goldstein
Chairman of the Board

BAY VIEW CAPITAL CORPORATION

1840 Gateway Drive
San Mateo, California 94404
(650) 312-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 24, 2003

      Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Bay View Capital Corporation (the “Company”) will be held at the Company’s main office, located at 1840 Gateway Drive, San Mateo, California 94404, on Thursday, April 24, 2003, at 10:00 a.m., local time.

      A proxy card, a Proxy Statement for the Meeting and the Company’s Form 10-K Annual Report for the year ended December 31, 2002 are enclosed.

      The purpose of the Meeting is to elect two directors to serve until the Company’s 2006 Annual Meeting of Stockholders and until their successors are elected, and to act upon any other matter that properly comes before the Meeting or any adjournment or postponement of the Meeting.

      Stockholders of record at the close of business on March 10, 2003 are entitled to vote at the Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting at our main office during the ten days prior to the Meeting, as well as at the Meeting.

      You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the postage prepaid envelope provided. The proxy will not be used if you attend the Meeting and wish to vote in person.

By Order of the Board of Directors,

/s/ JOSEPH J. CATALANO

Joseph J. Catalano
Secretary

San Mateo, California

March 24, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.

PROXY STATEMENT

BAY VIEW CAPITAL CORPORATION

1840 Gateway Drive
San Mateo, California 94404
(650) 312-7300

ANNUAL MEETING OF STOCKHOLDERS

April 24, 2003

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Bay View Capital Corporation (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the Company’s main office, located at 1840 Gateway Drive, San Mateo, California 94404, on April 24, 2003 at 10:00 a.m., local time, and at any adjournment or postponement of the Meeting. The accompanying Notice of Meeting, form of proxy, the Company’s Form 10-K Annual Report for the year ended December 31, 2002 and this Proxy Statement are first being mailed to stockholders on or about March 24, 2003 to stockholders of record at the close of business on March 10, 2003. Certain of the information provided herein relates to Bay View Bank, N.A. (the “Bank”), our wholly owned subsidiary, which sold all of its retail banking assets in November, 2002.

      At the Meeting, stockholders are being asked to elect two directors to serve until the Company’s 2006 Annual Meeting of Stockholders and until their successors are elected, and to consider and act upon any other matter that properly comes before the Meeting or any adjournment or postponement of the Meeting.

QUORUM, VOTING RIGHTS AND PROXY INFORMATION

      The presence in person or by proxy of holders of a majority of the shares of the Company’s common stock outstanding on the record date will constitute a quorum. All shares represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the election of the two nominees for director named in this Proxy Statement. We do not know of any matter other than the election of directors that will come before the Meeting. If any other matter is properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholders, will have the discretion to vote on such matter as directed by a majority of the Board of Directors in their judgment.

      Election of Directors. The two candidates for election as director who receive the largest number of votes cast at the Meeting will be elected as directors. A properly executed proxy marked “VOTE WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum present at the Meeting. Cumulative voting is not permitted in the election of directors.

      A proxy may be revoked at any time before it is voted by: (i) filing with our Secretary at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequently dated proxy relating to the same shares and delivering it to our Secretary at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy must be sent to and received by Joseph J. Catalano, Secretary, Bay View Capital Corporation, 1840 Gateway Drive, San Mateo, California 94404 prior to the Meeting.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

      Record holders of the Company’s common stock as of the close of business on March 10, 2003 will be entitled to one vote for each share then held. As of that date, 63,575,846 shares of common stock were issued and outstanding. Shares of common stock held by brokers or nominees as to which voting instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power, i.e., broker nonvotes, will be treated as not present and not entitled to vote for nominees for election as directors. Abstentions will be treated as the withholding of authority to vote for nominees for election as directors. Abstentions from voting and broker nonvotes will have no effect on the election of directors because they will not represent votes cast at the Meeting.

Directors, Director Nominees, Executive Officers and 5% Beneficial Owners

      The following table sets forth, as of March 10, 2003, the amount and percentage of the Company’s common stock beneficially owned by (i) those persons who were known by management to be beneficial owners of more than 5% of the Company’s outstanding common stock and (ii) each director and nominee for director, each executive officer named in the Summary Compensation Table and all executive officers and directors of the Company as a group.

	Shares of Common Stock
	Beneficially Owned

	Number of
Name of Beneficial Owner or Identity of Group	Shares	Percent

Shareholders
First Manhattan Co.(1)	5,083,200	8.0%
Dimensional Fund Advisors(2)	3,801,151	6.0%
Advisory Research, Inc.(3)	3,643,000	5.7%

	Number of
	Shares(5)(6)(7)	Percent(8)

Directors and Nominees for Director(4):
Charles G. Cooper	150,200	*
Roger K. Easley	152,768	*
Thomas M. Foster	158,477	*
Robert B. Goldstein(9)	1,562,415	2.5%
Joel Hyman	35,060	*
John Rose(10)	628,774	1.0%
Executive Officers(4)(11):
Joseph J. Catalano	59,081	*
Weldon B. Culley	—	*
John K. Okubo	72,399	*
Sossy Soukiassian	71,923	*
Barbara H. Teaford	263,863	*
All directors and executive officers as a group (11 persons)(12)	3,106,627	4.9%

(1)	As reported by First Manhattan Co., an investment advisor, in a Schedule 13G dated February 12, 2003 filed with the Securities and Exchange Commission (the “SEC”). Such party reported sole voting power as to 2,207,300 shares and shared voting power as to 2,234,400 shares. Such party also reported sole power to dispose or direct the disposition of 2,207,300 shares and shared power to dispose or direct the disposition of 2,875,900 shares. First Manhattan Co. disclaimed beneficial ownership of 10,000 shares owned by family members of its Senior Managing Directors.

(2)	As reported by Dimensional Fund Advisors, an investment advisor and institutional investment manager, in a Schedule 13G dated February 10, 2003 filed with the SEC. Such party reported sole voting power and sole power to dispose or direct the disposition of all of such shares. Dimensional Fund Advisors disclaimed beneficial ownership of all of such shares, which were reported to be owned by its advisory clients.

(3)	As reported by Advisory Research Inc. as of September 30, 2002 on Form 13F filed with the SEC on November 25, 2002. Such party reported sole voting power and sole power to dispose or direct the disposition of all of such shares.

(4)	Based upon information furnished to us by each individual named. This table includes shares held directly, in retirement accounts, by certain members of directors’ and executive officers’ families or by trusts of which the director or executive officer is a trustee or substantial beneficiary, as well as shares issuable upon exercise of warrants issued in 2001, with respect to which shares the director or executive officer may be deemed to have sole or shared voting or dispositive power.

(5)	Includes for Directors Easley and Foster, respectively, 102,000 and 122,000 shares that are subject to stock options currently exercisable or that will become exercisable within 60 days of March 10, 2003, granted under the Amended and Restated 1989 Non-Employee Director Stock Option Plan (the “1989 Plan”), the 1998 Non-Employee Director Stock Option and Incentive Plan (the “1998-D Plan”) and the 2001 Non-Employee Director Stock Option Plan (the “2001 Director Plan”).

(6)	Includes for Directors Easley and Foster and all non-employee directors as a group, respectively, 27,220, 17,858 and 45,078 Stock Units representing deferred director fees credited as of December 31, 2002 to the respective Stock Unit Account of such director established under the Stock in Lieu of Cash Compensation Plan for Non-Employee Directors (the “Stock in Lieu of Cash Plan”).

(7)	Includes for Messrs. Goldstein, Cooper, Catalano, Culley, Okubo and Rose and Ms. Soukiassian, and all directors and executive officers as a group, respectively, 1,250,000, 150,000, 54,666, 0, 70,500, 200,000, 69,500 and 2,231,166 shares that are subject to options currently exercisable or that will become exercisable within 60 days of March 10, 2003, granted under one or more of the Company’s 2001 Equity Incentive Plan (the “2001 Plan”), Amended and Restated 1995 Stock Option and Incentive Plan (the “1995 Plan”), Amended and Restated 1986 Stock Option and Incentive Plan (the “1986 Plan”), 1998-2000 Performance Stock Plan (the “Performance Plan”), the 1998-D Plan and the 1989 Plan.

(8)	An asterisk indicates less than 1%.

(9)	Mr. Goldstein also served as the Company’s President until his resignation from that position in October 2002 and as the Company’s Chief Executive Officer until his resignation in December 2002.

(10)	Mr. Rose also served as the Company’s Executive Vice President and Chief Financial Officer until his resignation in November 2002.

(11)	Excludes Mr. Cooper, who is also a director.

(12)	Excludes Ms. Teaford, who resigned on October 15, 2002 and was not an executive officer as of December 31, 2002.

Equity Compensation Plans

      The following table sets forth, as of December 31, 2002, information as to all equity compensation plans of the Company that have been approved by the Company’s stockholders, including information as to (a) the number of shares of the Company’s common stock to be issued upon exercise of all outstanding options, warrants and rights, (b) the weighted average exercise price of all outstanding options, warrants and rights and (c) the number of shares of the Company’s common stock available for future issuance under equity compensation plans, other than shares to be issued upon exercise of all outstanding options, warrants and rights. There are no equity compensation plans that have not been approved by the Company’s stockholders.

(c)
	(a)	(b)	Number of Securities Remaining
	Number of Securities to	Weighted-Average	Available for Future Issuance
	be Issued Upon Exercise	Exercise Price of	Under Equity Compensation
	of Outstanding Options,	Outstanding Options,	Plans Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a)

Equity Compensation Plans Approved by Stockholders	5,327,357	$8.7248	1,340,185
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, requires the Company’s directors and executive officers, and persons who own 10% or greater of the Company’s common stock, to file with the SEC reports of ownership and reports of changes in ownership of the Company’s common stock. Officers, directors and 10% or greater stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

      To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2002 all Section 16(a) filing requirements applicable to our officers, directors and 10% and greater stockholders were met, with the exception of (1) one report that was not timely filed by Robert Cox, then a director of the Company, upon the sale of 3,594 shares of the Company’s common stock on September 30, 2002 and (2) one report that was not timely filed by James Badame, President of Bay View Acceptance Corporation, upon the sale by his wife of 260 shares of the Company’s common stock on December 6, 2002.

PROPOSAL I — ELECTION OF DIRECTORS

      Two directors will be elected at the Meeting to serve until the 2006 annual meeting of stockholders and until their successors are elected. One-third of the Company’s directors are elected annually.

      The table below sets forth certain information regarding each nominee for election and each current director whose term of office extends beyond the date of the Meeting. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected.

      There are no other arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

				Term
			Director	to
Name	Age	Position(s) Held	Since(1)	Expire

Directors Nominated for Re-Election
Charles G. Cooper(2)	55	Director, President and CEO	2002	2006
Thomas M. Foster	60	Director	1993	2006
Directors Continuing in Office
Roger K. Easley	66	Director	1984	2005
Robert B. Goldstein	62	Director, Chairman of the Board	2001	2004
Joel E. Hyman(3)	54	Director	2002	2004
John W. Rose(4)	53	Director	2002	2005

(1)	Includes service as a director of the Bank.

(2)	Elected by the Company’s Board of Directors in October 2002 to fill the vacancy created by the resignation of Paula Collins.

(3)	Elected by the Company’s Board of Directors in October 2002 to fill the vacancy created by the resignation of Robert Greber.

(4)	Elected by the Company’s Board of Directors in October 2002 to fill the vacancy created by the resignation of John McKean.

      The business experience of each of the above directors for at least the last five years is as follows:

      Mr. Cooper has served as a director of the Board since October 2002. He has served as President of the Company and the Bank since October 2002 and as Chief Executive Officer of the Company and the Bank since December 2002, when Mr. Goldstein resigned from those positions. Mr. Cooper served as Executive Vice President and Chief Credit Officer of the Company and the Bank from May 2001 to December 2002. Prior to joining us, Mr. Cooper served as Executive Vice President and Chief Credit Officer of Lone Star Bank of Dallas from 2000 to 2001 and Senior Vice President of Loan Administration of Compass Bank, Dallas, Texas from 1996 to 2000.

      Mr. Foster is an independent financial consultant with over 20 years of banking and financial experience. Mr. Foster was the President of Aircraft Technical Publishers, Brisbane, California, an aircraft maintenance library services company, from February 1989 until August 1992.

      Mr. Easley has served as Chairman, President and Chief Executive Officer of Seven-Up Bottling Company of San Francisco, California since 1997.

      Mr. Goldstein joined the Company in March 2001 as President, Chief Executive Officer and a director. He was elected Chairman of the Board in October 2002. In October 2002, he resigned from the position of President and in December 2002, he resigned from the position of Chief Executive Officer. Prior to joining us, Mr. Goldstein served as President of the Jefferson Division of Hudson United Bank in Philadelphia since 2000, when Hudson United acquired Jeff Banks, and was President of Jeff Banks Inc., from 1998 to 2000. Mr. Goldstein was Chairman and Chief Executive Officer of Regent Bancshares Corp. and Regent National Bank, Philadelphia, Pennsylvania, from 1997 to 1998, and from 1993 to 1997 he served as President and Chief Executive Officer of Lafayette American Bank in Connecticut.

      Mr. Hyman has been self-employed since May 2001. He was most recently employed as Senior Vice President and Director of Finance of Fleet Credit Card Services from August 1998 to May 2001, and as Executive Vice President and Chief Financial Officer of Regent National Bank from January 1997 to July 1998.

      Mr. Rose has been self-employed since November 2002. He joined the Company as Executive Vice President and Chief Financial Officer in May 2001, a position that he resigned in November 2002. Prior to that, from 1992 to 2001 he was President of McAllen Capital Partners, a financial advisory firm that specializes in bank, thrift and finance company turn-around investments. Mr. Rose also currently serves on the board of directors of Jacksonville Bancorp, Jacksonville, Florida.

      There is no family relationship among the Company’s directors or executive officers.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND COMPENSATION

Meetings

      The Board of Directors of the Company held ten meetings during 2002. During 2002, no director of the Company attended fewer than 75% of the total number of meetings held by the Company’s Board of Directors held while he or she was a director and by all committees of the Board of Directors of the Company on which he or she served during the period that he or she served.

Fees

      From January 2002 through October 2002, the directors’ fees for non-employee directors, other than the Chairman of the Board, were as follows: a monthly retainer of $2,500; a fee of $1,500 per board meeting attended, or $1,000 in the case of telephonic meetings attended; and a fee of $1,000 per committee meeting attended, or $500 in the case of telephonic meetings attended, plus $500 per month for the Chairman of the Audit Committee and $250 per month for the Chairman of each other committee. No fee was paid for attendance at any committee meeting held on the same day as a board meeting, except that committee Chairman fees were paid regardless of whether the committee meeting was held on the same day as a Board meeting. John McKean, Chairman of the Board during 2002 until his resignation in October 2002, was paid a director’s retainer of $2,500 per month, plus a chairman’s retainer of $4,000 per month and he received $1,500 per board meeting attended, or $1,000 in the case of telephonic meetings attended. He also received $1,000 per committee meeting attended, or $500 in the case of telephonic committee meetings attended.

      In October 2002, the Board approved a proposal, upon the recommendation of the Compensation Committee, to change the directors’ fees for non-employee directors to the following: an annual director’s fee of $36,000, with Messrs. Rose, Hyman and Goldstein receiving an additional $18,000 annually for serving on the executive committee of the Board. In addition, Mr. Goldstein receives $20,000 annually for serving as Chairman of the Board. Messrs. Rose and Goldstein did not receive any directors’ fees while they were officers of the Company.

Stock Option Awards

      On March 28, 2002, options to purchase 5,000 shares of the Company’s common stock at an exercise price of $6.84 per share were granted to Mr. Easley and Mr. Foster in accordance with the terms of the 2001 Director Plan. The options became exercisable in full on September 28, 2002, and will generally expire on March 28, 2012.

Stock in Lieu of Cash Compensation Plan

      In 1996, we adopted the Stock in Lieu of Cash Plan, which, until November 1, 2002, provided for the deferral of director fees earned by non-employee directors in the form of Stock Units, which were credited to accounts maintained for the non-employee directors (“Stock Unit Accounts”). In November 2002, the Board, upon the recommendation of the Compensation Committee, voted to amend the Stock in Lieu of Cash Plan to cease all deferrals thereunder by and on behalf of participants. Prior to the amendment, at least 20% of the fees paid to non-employee directors were required to be converted into Stock Units, and non-employee directors were able to elect to have up to 100% of their fees converted. The number of Stock Units per fee deferral was determined by dividing the amount of fees deferred by the fair market value per share of the Company’s common stock on the deferral date.

      Each Stock Unit Account will be settled as soon as practicable following the non-employee director’s termination of service as a director, for any reason, by delivering to the non-employee director (or his beneficiary) the number of shares of the Company’s common stock equal to the number of whole Stock Units then credited to the non-employee director’s Stock Unit Account. The non-employee director may elect to have such shares delivered in substantially equal annual installments over a period not to exceed ten years; in the absence of such an election, all of such shares will be delivered on the settlement date. During the year ended December 31, 2002, the Company distributed 7,364 shares of the Company’s common stock under the Stock in Lieu of Cash Plan to three individuals who had resigned as directors.

Amended Outside Directors Retirement Plan

      The Bank maintains an Amended Outside Directors Retirement Plan (the “Retirement Plan”) for non-employee directors who retire from the Bank’s Board of Directors with at least three years of service on the Board and who were elected to the Bank’s Board of Directors prior to 1996. Only directors Easley and Foster are eligible participants in the Retirement Plan. Pursuant to the Retirement Plan, the present values of the vested accrued benefits as of May 23, 1996 of each participant were contributed by the Bank in cash to a grantor trust administered by a third-party trustee. The cash was then invested by the trustee in shares of the Company’s common stock purchased on the open market, which have been allocated to accounts maintained by the trustee for the Retirement Plan participants. Directors Easley and Foster also received cash payments related to the Retirement Plan of $3,000 and $1,000, respectively, during 2002.

      The Retirement Plan provides that, in general, upon the termination of a participant’s service as a director of the Bank (and the Company, if the participant also serves as a director), the shares of the Company’s common stock allocated to the participant’s account will be distributed in ten installments, with the first installment being made within 30 days after termination of service and each subsequent installment being made annually thereafter. In November, 2002, the Board, upon the recommendation of the Compensation Committee, voted to amend the Retirement Plan to provide that shares will be distributed to a participant in five annual installments instead of ten. A participant may elect, within 15 days after termination of service, to have the shares of stock allocated to his or her account sold by the trustee and receive the proceeds in cash, paid in five installments, with the first installment being paid within 30 days after termination of service and each subsequent installment being paid annually thereafter. The cash proceeds not immediately distributed would be invested in permissible investments with the participant entitled to any earnings on such investments up to a specified amount.

Committees

      The Audit Committee, which has adopted a written charter that is attached to this Proxy Statement as Appendix A, reviews audit and regulatory reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. From January through October 2002, the members of the Audit Committee consisted of directors Collins, Cox, Easley, Foster and McKean (with director Greber also serving on the Audit Committee from June through October 2002); since October 2002, the members have been directors Easley, Foster and Hyman. The Audit Committee held ten meetings during 2002. Additional information concerning the Audit Committee appears under the heading “Report of the Audit Committee”.

      The Compensation and Benefits Committee is responsible for review and recommendations for approval by the Board of Directors of executive officers’ salaries, other compensation and benefit programs and Board of Directors and committee fees. The members of the Compensation and Benefits Committee from January through October 2002 were directors Collins, Greber, and McKean; since October 2002, directors Easley, Foster, and Hyman have constituted the members of this Committee. The Committee held four meetings during 2002. Additional information concerning the Compensation and Benefits Committee appears under the heading “Compensation Committee Report on Executive Compensation”. The members of the Compensation Committee are also the members of the Stock Option Committee, which administers the various Company stock option plans and approves grants of stock options under the plans.

      The Nominating/ Corporate Governance Committee is responsible for nominating persons to serve on the Board of Directors as well as reviewing Company policies related to corporate governance principles and making recommendations to the Board for any changes, amendments or modification to such policies. Directors Easley, Foster and Hyman are members of this Committee. This Committee did not meet during 2002. The Committee met in January 2003 to review the qualifications of and recommend for re-election Mr. Cooper and Mr. Foster to the Board of Directors to serve until 2006. The Nominating Committee will consider nominees recommended by stockholders. Pursuant to our Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company not less than 60 nor more than 90 days before the date of the annual meeting, except that if less than 70 days’ notice or prior disclosure of the date of the meeting is given or made to stockholders, nominations must be delivered no later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made.

EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation for services in all capacities to us for the years indicated of each person serving as Chief Executive Officer of the Company during 2002, the four other most highly compensated executive officers of the Company and the Bank that were serving as executive officers at the end of 2002, and two other individuals that would have been among the four other most highly compensated executive officers but resigned such positions prior to the end of 2002 (the “named officers”). Annual bonuses are shown in the year earned, although they are not paid until March of the following year. Information for compensation during 2000 is not provided for persons who were not employees of the Company or the Bank during 2000.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation

				Awards(1)

	Annual Compensation			Shares
				Underlying	All Other
Name and Principal Position during 2002	Year	Salary($)	Bonus($)	Options(#)	Compensation($)

Charles G. Cooper(2)	2002	249,067	150,000	—	1,732,969	(3)
President and Chief Executive Officer	2001	170,000	120,000	150,000	76,016	(3)
Robert B. Goldstein(2)	2002	732,567	390,000	—	5,323,526	(4)
President and Chief Executive	2001	562,722	375,000	1,250,000	97,056	(4)
Officer (resigned)
Joseph J. Catalano	2002	171,267	72,000	—	731,606	(5)
Senior Vice President	2001	155,228	66,000	40,000	28,092	(5)
General Counsel and Corporate Secretary	2000	131,385	50,547	15,000	9,542	(5)
Weldon B. Culley	2002	188,192	72,000	—	452,208	(6)
Senior Vice President	2001	65,769	35,000	—	48	(6)
Director of Risk Management
John K. Okubo	2002	177,213	72,008	—	758,523	(7)
Senior Vice President	2001	155,619	65,107	40,000	6,591	(7)
Chief Financial Officer	2000	149,055	55,150	20,000	5,528	(7)
Sossy Soukiassian	2002	207,484	73,840	—	534,819	(8)
Senior Vice President	2001	179,562	71,000	50,000	8,607	(8)
General Auditor	2000	180,081	68,000	7,500	6,475	(8)
Barbara H. Teaford(9)	2002	192,867	74,100	—	1,732,655	(10)
Executive Vice President	2001	180,000	120,000	200,000	93,621	(10)
Director of Commercial Lending and Business Development (resigned)
John W. Rose(11)	2002	213,667	109,200	—	1,756,873	(12)
Executive Vice President	2001	149,231	120,000	200,000	72,959	(12)
Chief Financial Officer (resigned)

(1)	No restricted stock awards or Long Term Incentive Plan payouts were made to the individuals shown during any year.

(2)	Mr. Cooper became President in October 2002 and Chief Executive Officer in December 2002 replacing Mr. Goldstein who had served as President and Chief Executive Officer since 2001.

(3)	2002: Severance due upon change in control per Mr. Cooper’s employment agreement, $1,119,456; payment for continuation of benefits, $20,976; 280G excise tax gross-up, $486,663; taxable amounts reimbursed for fringe benefits per Mr. Cooper’s employment agreement, $25,951; gross-up pay for housing allowance, $74,605; executive physical, $1,991; matching contribution to 401(k) Plan account, $2,400; and life insurance premium, $927.

2001: Taxable amounts reimbursed for fringe benefits, $21,389; gross-up pay for housing allowance, $54,241; and life insurance premium, $386.

(4)	2002: Severance payment due upon change in control per Mr. Goldstein’s employment agreement, $3,498,300; payment for continuation of benefits, $31,322; 280G excise tax gross-up, $1,633,631; taxable amounts reimbursed for fringe benefits per Mr. Goldstein’s employment agreement, $18,696; gross-up pay for housing allowance, $73,864; vacation cash-out, $66,747; and life insurance premium, $966.

2001: Taxable amounts reimbursed for fringe benefits, $40,557; gross-up pay for housing allowance, $55,533; and life insurance premium, $966.

(5)	2002: Severance payment due upon change in control per Mr. Catalano’s employment agreement, $480,480; payment for continuation of benefits, $14,865; 280G excise tax gross-up, $205,943; exercise of stock options, $20,046; matching contribution to 401(k) plan account, $9,634; and life insurance premium, $638.

2001: Exercise of stock options, $17,570; matching contribution to 401(k) plan account, $9,183; allocation to ESOP account, $850; and life insurance premium, $489.

2000: Matching contribution to 401(k) plan account, $7,511; allocation to ESOP account, $1,569; and life insurance premium, $462.

(6)	2002: Severance payment due upon change in control per Mr. Culley’s employment agreement, $441,000; payment for continuation of benefits, $8,997; matching contribution to 401(k) plan account, $1631; and life insurance premium, $580.

2001: Life insurance premium, $48.

(7)	2002: Severance due upon change in control per Mr. Okubo’s employment agreement, $504,059; payment for continuation of benefits, $20,148; 280G excise tax gross-up, $226,600; matching contribution to 401(k) plan account, $7,086; and life insurance premium, $630.

2001: Matching contribution to 401(k) plan account, $5,482; allocation to ESOP, $576; and life insurance premium, $533.

2000: Matching contribution to 401(k) plan account, $4,088; allocation to ESOP, $986; and life insurance premium, $454.

(8)	2002: Severance due upon change in control per Ms. Soukiassian’s employment agreement, $516,880; payment for continuation of benefits, $8,997; matching contribution to 401(k) plan account, $8,254; and life insurance premium, $688.

2001: Matching contribution to 401(k) plan account, $7,414; allocation to ESOP, $534; and life insurance premium, $659.

2000: Matching contribution to 401(k) plan account, $5,000; allocation to ESOP, $874; and life insurance premium, $601.

(9)	Ms. Teaford served as the Bank’s Executive Vice President and Director of Commercial Lending and Business Development until her resignation on October 15, 2002.

(10)	2002: Severance payment due upon change in control per Ms. Teaford’s employment agreement, $1,119,456; payment for continuation of benefits, $30,215; 280G excise tax gross-up, $488,559; taxable amounts reimbursed for fringe benefits per Ms. Teaford’s employment agreement, $26,758; gross-up pay for housing allowance, $62,401; vacation cash-out, ($1,679); executive physical, $2,180; matching contribution to 401(k) plan account, $3,838; and life insurance premium, $927.

2001: Taxable amounts reimbursed for fringe benefits, $35,577; gross-up pay for housing allowance, $57,580; and life insurance premium, $464.

(11)	Mr. Rose resigned on November 15, 2002.

(12)	2002: Severance payment due upon change in control per Mr. Rose’s employment agreement, $1,119,456; payment for continuation of benefits, $20,499; 280G excise tax gross-up, $477,767; taxable amounts reimbursed for fringe benefits per Mr. Rose’s employment agreement, $38,881; gross-up pay for housing allowance, $68,503; vacation cash-out, $27,840; matching contribution to 401(k) plan account, $3,000 and life insurance premium, $927.

2001: Taxable amounts reimbursed for fringe benefits, $28,087; gross-up pay for housing allowance, $44,563; and life insurance premium, $309.

OPTION GRANTS IN LAST FISCAL YEAR

      No stock options were granted to any of the named officers in 2002, and no options were repriced during 2002. In October 2002, the Board, upon the recommendation of the Stock Option Committee, voted to accelerate the vesting of options of the named officers previously granted under the 2001 Plan and the 1995 Plan in anticipation of the change in control that occurred on November 1, 2002 and to permit the exercise of options on a net issuance basis whereby the holder of an option may elect to receive, in exchange for the shares subject to the option, that number of shares of common stock as have a value equal to the total amount by which the market price of the shares on the date the option is exercised exceeds the total exercise price of the shares subject to the option. In 2003, the Stock Option Committee approved amendments to the Stock Option Agreements of all holders of options under the 2001 Plan whose employment with the Company or any Company subsidiary terminated or terminates on or after November 15, 2002, to provide that the optionee shall have the right to exercise options under that Plan within a period of 18 months rather than 3 months following the date on which the optionee ceases to be an employee of the Company or any subsidiary of the Company for any reason other than for cause.

      The following table sets forth certain information concerning option exercises during the last fiscal year and the number and value of unexercised stock options at December 31, 2002 held by the named officers.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR

AND OPTION VALUES AT DECEMBER 31, 2002

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at FY-End		FY-End ($)(1)
	Acquired	Value
Name	On Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles G. Cooper			150,000	—	174,000	—
Robert B. Goldstein			1,250,000	—	1,450,000	—
Joseph J. Catalano	9,334	20,046	54,666	—	33,338	—
Weldon B. Culley			—	—	—	—
John K. Okubo			70,500		49,837
Sossy Soukiassian			69,500	—	60,578	—
Barbara H. Teaford			200,000	—	232,000	—
John W. Rose			200,000	—	232,000	—

(1)	Based on December 31, 2002 closing price of $5.75.

EMPLOYMENT AGREEMENTS

      The Company had employment agreements with each of the named officers during 2002. The employment agreements with Messrs. Goldstein and Cooper are described below under “CEO Compensation During 2002”. The employment agreements with Ms. Teaford and Mr. Rose terminated on October 15, 2002 and November 15, 2002, respectively, upon the termination of their employment. In accordance with the employment agreements, upon termination of employment during the change in control period that then existed, Ms. Teaford and Mr. Rose were entitled to receive a severance payment equal to 2.99 times the sum of his or her base salary plus the bonus payable for the year in which the termination was effective plus payment for the aggregate premiums that would be payable during the three succeeding years by the executive to obtain the same medical, health, disability and life insurance coverage as provided by the Company immediately prior to termination.

      The employment agreements with Messrs. Catalano, Culley and Okubo and Ms. Soukiassian were amended to provide for a payment as promptly as practicable following the occurrence of a change in control (which occurred on November 1, 2002) equal to two times the sum of (1) the officer’s annual salary as of the date of the change in control plus (2) the officer’s annual bonus percentage then in effect multiplied by the annual base salary, plus a net amount equal to the aggregate premiums that would be payable by the Company to maintain in effect for a period of two years following the change in control (assuming no increase in costs) the same benefits under the Company’s employee health and welfare benefit plans in which the officer was entitled to participate immediately prior to the change in control. Upon receipt of regulatory approval and payment of such amounts, which occurred on March 10, 2002, the employment agreements with the named officers terminated and their employment status became be that of “at-will” employees in accordance with the

Company’s policies as in effect from time, provided that they will not be entitled to participate in any severance plan applicable to the Company’s “at-will” employees.

      All of the employment agreements with the named officers also provided for the “gross-up” of any excise tax payable pursuant to Section 280G of the Internal Revenue Code (the “Code”).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following report of the Company’s Compensation and Benefits Committee and the performance graph that immediately follows such report shall not be deemed proxy solicitation material, shall not be deemed filed with the SEC under the Exchange Act or incorporated by reference in any document so filed and shall not otherwise be subject to the liabilities of Section 18 of the Exchange Act.

COMPENSATION PHILOSOPHY REGARDING EXECUTIVE OFFICERS

      The Compensation and Benefits Committee (the “Committee”) of the Board of Directors is responsible for supervising and approving the compensation and benefits of the executive officers of the Company. The Committee seeks to ensure that the compensation of senior executives is consistent with the overall performance goals of the Company. In executing its responsibilities, the Committee considers the three components of compensation for executive officers: (1) base salary; (2) annual incentives and (3) long-term incentives. The underlying goal of corporate compensation is to tie the executive’s compensation to performance of the Company as a whole, and for achievement of individual objectives. This goal is implemented by weighing the two variable compensation components, namely, annual and long-term incentives, more heavily than base salary. Base salary levels are intended to be competitive at the market median. Executives can attain total compensation at above-market levels by accomplishing their individual goals at the same time that the Company has achieved its stated corporate goals.

      In 2001, the Committee retained the services of Strategic Compensation Associates (“SCA”), an independent compensation consulting firm, to assess the competitiveness of the Company’s executive compensation programs and make appropriate recommendations in accordance with the Committee’s pay-for-performance philosophy and turnaround business strategies at that time. SCA compiled a composite group of peer institutions and analyzed peer group compensation data from proxy statements, financial data, annual reports and published surveys; pay data was appropriately adjusted to compare with the Company’s size. SCA derived market consensus levels of total compensation for each executive position of the Company based on experience, responsibilities and scope of duties, and made recommendations as to appropriate base salary and target annual and long-term incentive compensation levels. Based on SCA’s recommendations, the Committee made certain changes to competitive pay positioning to better support the Company’s new business strategies such that base salaries would generally be set at the derived market consensus levels for each position, with annual and long-term incentives falling between the market median and the 75th percentile. The Chairman of the Board of each of the respective subsidiaries made determinations for salary levels for executive officers of those subsidiaries, also based on peer data comparison provided by SCA. Ranges for target long-term compensation for each executive position were also established by the Committee based on SCA’s recommendations. In 2002, the Committee reviewed the ranges established by SCA and determined that market-based merit increases were warranted based on individual performance of the named executives. Accordingly, the Committee approved a merit increase budget not to exceed an average of 4% of base salaries based on its assessment of competitive merit increases, and approved merit increases in accordance with this budget.

      Incentive and bonus programs for executive officers have been utilized by the Company for many years. Annual incentive plans for the executive officers measure performance based upon (1) the creation of stockholder value as reflected in certain financial measurements; (2) business unit performance and (3) individual performance, as measured against goals and objectives in the Company’s business plan. The annual incentive plans for executive officers require that certain thresholds of corporate performance and regulatory ratings be met prior to an executive being entitled to an incentive payment.

      The 2002 Annual Executive Incentive Plan (the “Incentive Plan”) for the executive officers of the Company and the Bank contained certain corporate goals that were required to be met prior to any officer becoming eligible for an incentive award. These thresholds were cash earnings of the Company and regulatory examination results. After the approval of the Company’s plan of dissolution and stockholder liquidity and the sale of the Bank’s retail banking operations to U.S. Bank National Association, the Committee determined that the previously established performance measures no longer supported the strategy of the Company, and determined not to fund the Incentive Plan. In lieu thereof, the Committee approved a new plan (the “Performance Recognition Plan”) designed to reward management for their respective contributions and performance during 2002 in developing and implementing the Company’s new strategies. Consequently, the named officers received payments under the Performance Recognition Plan as follows: Mr. Goldstein, $390,000; Mr. Cooper, $150,000; Mr. Catalano, $72,000; Mr. Culley, $72,000; Mr. Okubo, $72,008; Ms. Soukiassian, $73,840; Ms. Teaford, $74,100; and Mr. Rose, $109,200. The bonus payments to the named officers totaled $1,013,148.

      The Committee considers the grant of stock options to executive officers to be an important component of long-term compensation. However, given the approval by the Company’s stockholders of the Company’s plan of dissolution and stockholder liquidity, the Committee did not grant options to any of the named officers in 2002.

CEO COMPENSATION DURING 2002

      Mr. Goldstein’s employment agreement was terminated effective December 15, 2002, upon his resignation. In accordance with his employment agreement, upon termination of his employment during the change in control period that then existed, Mr. Goldstein was entitled to receive a severance payment equal to 2.99 times the sum of his base salary plus the bonus payable for the year in which the termination was effective plus payment for the aggregate premiums that would be payable during the succeeding three years by Mr. Goldstein to obtain the same medical, health, disability and life insurance coverage as provided by the Company immediately prior to termination. The employment agreement also provided for a “gross-up” of any excise taxes payable pursuant to Section 280G of the Code. The total amount of the payments are specified in the “Summary Compensation Table” and were paid to Mr. Goldstein on March 10, 2003.

      Mr. Cooper became the Company’s President on October 3, 2002 and its Chief Executive Officer on December 15, 2002. The Company amended its employment agreement with Mr. Cooper to provide that his severance would be payable as soon as practicable following the change in control that occurred on November 1, 2002. In March 2003, Mr. Cooper received a severance payment equal to 2.99 times the sum of his base salary plus the bonus payable for the year in which the change in control occurred, plus payment for the aggregate premiums that would be payable during the succeeding three years by Mr. Cooper to obtain the same medical, health, disability and life insurance coverage as provided by the Company immediately prior to the change in control. The employment agreement also provided for a “gross-up” of any excise taxes payable pursuant to Section 280G of the Code. The total amount of the payments are specified in the above “Summary Compensation Table” and were paid to him on March 10, 2003, at which time Mr. Cooper’s employment agreement terminated and his employment status became that of an “at-will” employee in accordance with the Company’s policies as in effect from time to time, provided that he will not be entitled to participate in any severance plan applicable to the Company’s “at-will” employees. The Company will continue to provide Mr. Cooper with compensation consisting principally of (1) an annual base salary of $300,000; (2) an annual bonus in accordance with the Company’s Incentive Plan, (3) long-term compensation consisting of options to purchase 150,000 shares of the Company’s common stock, which were granted in 2001 and have fully vested; (4) use of a Company-owned automobile, including reimbursement for all gasoline, insurance, repairs and maintenance; (5) $4,000 per month housing allowance and (6) reimbursement for the cost of two round-trip first class tickets per month for travel to Mr. Cooper’s home in Texas.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

      Federal tax laws limit the deduction a publicly-held company is allowed for compensation paid to its chief executive officer and its four most highly compensated executive officers, employed as of the last day of the tax year. Generally, amounts in excess of $1 million (other than performance-based compensation) paid in any tax year to a covered executive cannot be deducted. The nondeductible amount relating to the year 2002 under this federal tax law is approximately $1.1 million. The Committee will continue to consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

      The foregoing report is furnished by the Compensation Committee of the Board of Directors of Bay View Capital Corporation.

Mr. Easley, Chairperson	Mr. Hyman	Mr. Foster

March 24, 2003

Compensation Committee Interlocks and Insider Participation

      There were no Compensation Committee interlocks required to be disclosed under Item 402(j) of Regulation S-K under the Securities Act of 1933 during 2002.

Certain Relationships and Related Transactions

      As a matter of policy, to avoid any potential conflict of interest or preferential treatment, neither the Company nor the Bank makes loans to the directors and executive officers of the Company. At December 31, 2002, there were no outstanding loans to any director or executive officer of the Company.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

      The line graph below compares the cumulative total stockholder return on the Company’s common stock to the cumulative total return of the Dow Jones Banks Index and the Dow Jones U.S. Total Market Index for the period December 31, 1997 through December 31, 2002. The graph assumes that $100 was invested on December 31, 1997 and that all dividends were reinvested.

CUMULATIVE TOTAL RETURN

BAY VIEW CAPITAL CORPORATION, DOW JONES BANKS INDEX AND
DOW JONES U.S. TOTAL MARKET INDEX

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The following report of the Company’s Audit Committee shall not be deemed proxy solicitation material, shall not be deemed filed with the SEC under the Exchange Act or incorporated by reference in any document so filed and shall not otherwise be subject to the liabilities of Section 18 of the Exchange Act.

      The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors and reviews audit and regulatory reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the United States of America.

      All members of the Audit Committee are independent, as that term is defined by the rules of the New York Stock Exchange and satisfy the financial literacy requirements thereof. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, however, the Audit Committee contains at least one member, Mr. Hyman, who is an audit committee financial expert. The Audit Committee serves a board-level oversight role under which it receives information from, consults with and provides its views and directions to management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors.

      In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the year ended December 31, 2002. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has determined that the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and be filed with the SEC.

      The foregoing report has been furnished by the Audit Committee of the Board of Directors of Bay View Capital Corporation.

Mr. Hyman,	Mr. Easley	Mr. Foster
Chairperson

March 24, 2003

AUDITORS

      On May 23, 2002 the Company terminated Arthur Andersen LLP as principal accountants for the Company. In connection with the audits of and for the year ended December 31, 2001 and the interim period through May 23, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their audit reports. Such audit reports did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During 2002, we paid Arthur Andersen LLP $319,900 for external audit services and $264,411 for other services, including tax consultation services.

      On June 12, 2002, the Audit Committee approved the engagement of Deloitte & Touche LLP as the Company’s principal accountants for the fiscal year ended December 31, 2002 and has continued their engagement for the fiscal year ending December 31, 2003. During the fiscal year ended 2001 and the interim period through June 12, 2002, neither the Company nor anyone acting on its behalf consulted with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement with Arthur Andersen LLP or a reportable event with respect to Arthur Andersen LLP.

      Representatives of Deloitte & Touche LLP are expected to attend the Meeting to respond to appropriate questions and make a statement if they so desire.

Audit Fees

      Deloitte & Touche LLP’s fees for the December 31, 2002 annual audit, including fees for review of the financial statements included in the Company’s quarterly reports on Form 10-Q, were $753,953.

Financial Information Systems Design and Implementation Fees

      The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during the year ended December 31, 2002.

All Other Fees

      Fees billed to the Company by Deloitte & Touche LLP during the year ended December 31, 2002 for all other non-audit services rendered to the Company, including tax-related services, totaled $179,915.

STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in our proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at that meeting must be received in writing at our main office, 1840 Gateway Drive, San Mateo, California 94404, no later than November 25, 2003. Any such proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in our proxy materials), our certificate of incorporation, Bylaws and Delaware law. Our Bylaws provide that if notice of a stockholder proposal to take action at the next annual meeting is not received at our main office by the Deadline, such proposal will not be recognized as a matter proper for submission to our stockholders and will not be eligible for presentation at the meeting. The “Deadline” means the date that is not less than 60 nor more than 90 days prior to the date of the next annual meeting; however, in the event that less than 70 days notice or prior public disclosure (such as the filing of a Current Report on Form 8-K with the SEC) of the date of the next annual meeting is given or made to stockholders, the “Deadline” means the close of business on the tenth day following the earlier of the day on which notice of the meeting was first mailed or public announcement of the date of the meeting was first made.

OTHER MATTERS

      The cost of solicitation of proxies on behalf of the Company will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Company and its subsidiaries may solicit proxies personally or by telegraph or telephone, without additional compensation.

      This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2002, which is part of our Annual Report to stockholders, a copy of which accompanies this Proxy Statement. The Company will also provide without charge a copy of its Annual Report on Form 10-K for the year ended December 31, 2002, including the financial statements and the financial statement schedules, filed with the SEC for fiscal year 2002 to any beneficial owner of the Company’s common stock at the close of business on March 10, 2003, upon written request to Bay View Capital Corporation, 1840 Gateway Drive, San Mateo, California 94404, Attention: Joseph J. Catalano, Secretary. The Company will furnish a beneficial owner with any exhibit not contained therein upon payment of a reasonable fee.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ JOSEPH J. CATALANO

Joseph J. Catalano
Secretary

San Mateo, California

March 24, 2003

Appendix A

SECTION 1 AUDIT COMMITTEE CHARTER

1.1     PURPOSE

      The Audit Committee (the “Committee”) will assist the Board of Directors in fulfilling its statutory, regulatory, and fiduciary oversight responsibilities. The Committee has general responsibility relating to the accuracy of the accounting and the validity of the financial reporting processes, the system of internal controls, the audit process, the independent auditor’s qualifications and the institution’s process for monitoring compliance with laws and regulations and with its code of conduct. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management, regulators and the internal and independent auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the institution’s business, operations, and risks.

1.2     Organization

Committee Size

•	The size of the Committee shall be determined at the discretion of the Board of Directors but will have a minimum of three members.

1.3     Membership Qualifications

•	Each member of the Committee shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities and Exchange Act of 1934 (the “Act”), 12 CFR 363.5 and related Guidelines and Interpretations, and any other applicable regulatory requirements;

•	The Committee shall contain at least one member who is a “financial expert” as defined by the Sarbanes & Oxley Act. A minimum of two members of the Committee shall have accounting or related financial management expertise with current or past employment experience in the finance or accounting field, or other comparable experience or background; and

•	The Committee shall not include simultaneous serve on audit committees of more than two other public companies.

1.4     Independence of Members

•	Members of the Committee shall be composed solely of “independent” members as defined in 12 CFR 363.5, and Appendix to Part 363 — Guidelines and Interpretations; and by the SEC and Nasdaq.

1.5     Frequency of Meetings

•	The Committee shall meet on a quarterly basis during the calendar year or more frequently as circumstances require;

•	The majority of the members of the Committee shall constitute a quorum; and

•	The Committee shall meet with management, the internal auditors, and the independent auditors in separate executive discussions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

1.6     Appointment of Chairperson and Members

•	The Committee chairperson and members shall be appointed by the Board of the Directors, and shall serve a term of one year or as determined by the Board of Directors. The process by which vacancies on the Committee are filled, and the process by which members are removed from the Committee will be determined by the Board of Directors.

2.0     ROLES AND RESPONSIBILITIES

      The Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

2.1     Internal Control

•	Evaluate whether management is setting appropriate priorities throughout the Company by communicating the importance of internal controls and ensuring that all individuals possess an understanding of their roles and responsibilities;

•	Review with the internal and independent auditors and management the adequacy and effectiveness of internal controls, including computerized information systems, as well as significant changes in internal controls;

•	Review significant audit findings and/or internal control recommendations made by internal and independent auditors; and

•	Ensure that internal and independent auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal controls and other similar matters.

2.2     Financial Reporting

     General

•	Review and discuss with management and the independent auditors: (a) any material financial or non-financial arrangements of the Company which do not appear on the Company’s financial statements; and (b) any transactions or courses of dealing with parties related to the Company where transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements;

•	Review and discuss with management and the independent auditors the accounting policies which may be viewed as critical, and any significant changes in the accounting policies of the Company. Review and discuss with management accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports;

•	Review and discuss significant risks and exposures with management and the internal and independent auditors, and review the plans to minimize such risks;

•	Obtain and review an annual report from management and the independent auditors relating to the accounting principles used in the preparation of the Company’s financial statements, including those policies for which management is required to exercise discretion or judgment regarding the implementation thereof.

     Annual Financial Statements

•	Meet and discuss with management and the independent auditors the financial statements and the results of the audit to the extent necessary, including an analysis of the independent auditor’s judgment as to the quality of the Company’s accounting principles;

•	Ensure that the independent auditors communicate certain required matters to the Committee;

•	In accordance with 12 CFR 363.5, review with management and the independent auditors the basis for the report and attestation report prepared in accordance with the Federal Deposit Insurance Corporation Improvement Act;

•	Based on the aforementioned reviews and discussions, recommend to the Board of Directors, whether or not the financial statements are acceptable for inclusion in the annual report on Form 10-K; and

•	Review and discuss with management, the internal audit group and the independent auditors the Company’s financial statements to be included in the Annual Report to Stockholders including the content and the disclosures made in “Management Discussion and Analysis of Financial Condition and Results of Operations.”

     Interim Financial Statements

•	Review and discuss with management and the independent auditors the interim financial statements, the results of the independent auditors’ pre-issuance review of quarterly financial information, and information reported to the public; and

•	Ensure that the independent auditors communicate certain required matters to the Committee as required by Statement of Auditing Standards (SAS) 61.

     Periodic Reviews

•	Periodically review separately with each of management, the independent auditors and the internal audit group (a) any significant disagreement between management and the independent auditors or the internal audit group in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and (c) management’s response to each;

•	Periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices as applied in its financial reporting, (b) the completeness and accuracy of the Company’s financial statements, and (c) the degree of aggressiveness and conservatism;

•	Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent auditors, management or the internal audit group. Review with the independent auditors, management and the internal audit group, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented; and

•	Review and discuss with management and the independent auditors and the Company’s General Counsel and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including applicable changes in accounting standards or rules.

2.3     Compliance with Laws and Regulations

•	Review the effectiveness of the audit system for monitoring disclosures, compliance, and other regulations required by law, and the results of management’s investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

•	Periodically obtain updates from management and General Counsel regarding compliance;

•	Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and

•	Review the findings of any examinations by regulatory agencies such as the Comptroller of the Currency, Federal Reserve, the Securities and Exchange Commission, and the Public Company Accounting Oversight Board.

2.4     Compliance with Code of Conduct

•	Ensure that a code of conduct is formalized in writing and that all employees are aware of it;

•	Evaluate whether management is setting appropriate priorities throughout the Company by communicating the importance of the code of conduct and the guidelines for acceptable business practices; and

•	Review the program for monitoring compliance with the code of conduct and obtain an update at least annually from management regarding compliance.

2.5     Internal Audit

•	Provide oversight over the internal audit function. This oversight may include organizational structure and ongoing qualifications of the internal audit function; selection, performance evaluation, compensation, and retention of the Internal Audit; and overall effectiveness of the internal audit function;

•	Based upon discussions with the independent auditors, review the internal audit function of the Company, including the independence and line of authority for its reporting obligations, the scope and the plan of the proposed audit for the succeeding fiscal year, the coordination of such plans with the independent auditors and appropriate staffing levels;

•	In consultation with the independent auditors and the internal audit group, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations, and discuss the responsibilities, budget and staffing needs of the internal audit group;

•	Inquire of financial management, the internal auditor and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company;

•	Receive a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan;

•	Review the internal control report prepared by management, including management’s assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting and the independent auditors’ attention, and report on the assessment made by management;

•	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding any questionable accounting or auditing matters;

•	Review on an annual basis the performance of the internal audit group; and

•	Review appropriate staffing levels for the accounting, financial and internal audit functions and succession planning related thereto.

2.6     External Audit

•	Provide oversight over the external audit process. This oversight includes independent auditors’ proposed audit scope, fees, and procedures, evaluation and annual reappointment recommendation to the Board of Directors;

•	Review and discuss the written statement from the independent auditors concerning any relationship between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor;

•	Establish policies and procedures for the engagement of the independent auditor to perform non-audit services and consider whether the performance of these services is compatible with the auditor’s independence;

•	Review the nature and scope of other professional services provided to the Company by the independent auditors and consider their relationship to the auditors’ objectivity and independence. The Committee shall be satisfied as to the independence of the independent auditors and ensure that the independent auditors submit to the Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 61;

•	Pre-approve any audit services or non-audit services provided by the independent auditors;

•	Be directly responsible for the appointment, compensation, and oversight of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit of the financial statements of the Company and its divisions and subsidiaries for each fiscal year;

•	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, the staffing for such audit and the proposed compensation and, for each fiscal year, to review the results of such audit, including any comments or recommendations of the independent auditors arising there from;

•	At least annually, obtain and review an annual report from the independent auditors describing (a) the independent auditors’ internal dual control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

•	Review all reports required to be submitted by the independent auditors to the Committee pursuant to the Act, including (a) a report of all critical accounting policies and practices to be used; (b) a report of all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (c) a report regarding all other material written communications between the independent auditors and management, such as the management letter or schedule of unadjusted differences.

2.6     Other Responsibilities

•	In carrying out their responsibilities, the Committee believes that its policies and procedures should be flexible to properly respond to changing conditions;

•	Perform other oversight functions as requested by the Board of Directors;

•	Review this Charter on an annual basis and/or update it as necessary; receive approval of changes from the Board of Directors;

•	Provide the report required to be included in the annual proxy statement by the rules of the Securities and Exchange Commission;

•	Review material pending legal proceedings involving the Company and other contingent liabilities;

•	Review and approve all related-party transactions, as defined by SEC regulation S-K, Item 404(a);

•	Review reported evidence of material violations of securities laws or breach of fiduciary duty or similar violation by the Company or any of its agents;

•	Establish a policy addressing the Company’s hiring of employees or former employees of the independent auditors who were engaged on the Company’s account;

•	Establish and maintain a confidential procedure, including but not limited to, access from the Company website, whereby the Company’s employees can contact the members of the committee directly in order to express any anonymous concerns about auditing or accounting matters;

•	Review its own performance annually; and

•	Perform any other activities consistent with this Charter, the Company’s certificate of incorporation, bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

2.7     Reporting Responsibilities

•	Regularly update the Board of Directors about Committee activities and appropriate recommendations.

3.0     RESOURCES AND ASSISTANCE

•	The Committee shall have authority to retain its own outside counsel, experts, and other advisors at the company’s expense to assist in the full performance of its functions or to authorize investigations into any matters within its scope of responsibilities without obtaining the approval of the institution’s Board of Directors or management;

•	The officers of the institution shall provide or arrange to provide such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of the institution, and others whose views the Committee would deem appropriate; and

•	The Committee shall determine the appropriate funding of the Committee for payment of compensation to any advisers that the Committee may hire.

PROXY

BAY VIEW CAPITAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

April 24, 2003

     The undersigned hereby appoints the Board of Directors of Bay View Capital Corporation (the “Company”), with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at Bay View’s main offices located at 1840 Gateway Drive, San Mateo, California, on April 24, 2003 at 10:00 a.m. local time, and at any adjournment and postponement thereof, as indicated on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

(Continued and to be SIGNED on Reverse Side)

— FOLD AND DETACH HERE —

Please mark
your votes
as this
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES	example.	☒

VOTE
	FOR	WITHHELD
(1.) ELECTION OF DIRECTORS	☐	☐	(2.) In its discretion, the Board of Directors, as proxy for
Election of directors of both			the undersigned, is authorized to vote on any other
nominees listed below			business that may properly come before the Meeting
(unless indicated to the contrary)			or any adjournment or postponement thereof.

INSTRUCTION: To vote for both nominees, mark the box “FOR” with an “X.”
To withhold your vote for both nominees, mark the box “VOTE WITHHELD” with an “X.” To withhold your vote for one but not both nominees, write nominee’s name on the line below.

01. Charles G. Cooper

02. Thomas M. Foster

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR BOTH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature ________________________________ Signature ________________________________ Dated: _________________, 2003

Please sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

— FOLD AND DETACH HERE —